Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF AUGUST
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

                                                                      Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd., J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                            MONTH: AUGUST 2001

                           RECEIPTS AND DISBURSEMENTS

                                                    BANK ACCOUNTS
                                       -----------------------------------------
Amounts reported should be                SUNRISE     SUNRISE PMTS
per the debtor's books,                  OPERATING      MADE BY
not per the bank statement             #052-978-7889   TESSERACT        TOTAL
                                       -------------  ------------   -----------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --                            --

RECEIPTS
  STUDENT FEES                                                                --
  CHARTER SCHOOL REVENUE                                                      --
  ACCOUNTS RECEIVABLE                                                         --
  LOANS AND ADVANCES                                                          --
  SALE OF ASSETS                                                              --
  TRANSFERS IN FROM OTHER ACCOUNTS      326,632.67     451,364.56     777,997.23
  OTHER (ATTACH LIST)                                                         --

       TOTAL RECEIPTS                   326,632.67     451.364.56     777,997.23

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS        326,632.67                    326,632.67
  CAPITAL IMPROVEMENTS                                                        --
  PRE-PETITION DEBT                                                           --
  TRANSFERS TO OTHER DIP ACCOUNTS                                             --
  PAYMENTS MADE FOR SUNRISE EDU                        451,364.56     451,364.56
  OTHER (ATTACH LIST)                                                         --

  REORGANIZATION EXPENSES:
    ATTORNEY FEES                                                             --
    ACCOUNTANT FEES                                                           --
    OTHER PROFESSIONAL FEES                                                   --
    U.S. TRUSTEE QUARTERLY FEE                                                --
    COURT COSTS                                                               --
       TOTAL DISBURSEMENTS              326,632.67     451,364.56     777,997.23
                                       -----------    -----------    -----------
ACCOUNT BALANCE -
END OF MONTH                                    --             --             --
                                       ===========    ===========    ===========

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                      777,997.23
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                 --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                      ----------
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                 777,997.23
                                                                      ==========

                       SUNRISE EDUCATIONAL SERVICES, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDING AUGUST 31, 2001

REVENUE
Tuition and Fees Revenue                                           $         --
Government Revenue                                                     1,268.81
Refunds/Returns                                                              --
                                                                   ------------

Total Revenue                                                          1,268.81
                                                                   ------------

OPERATIONAL COSTS
Taxes and Benefits                                                    62,656.30
Food Programs Expense                                                    (86.51)
Transportation Expenses                                                3,310.72
Maintenance Expense                                                   19,667.48
Insurance Expense                                                        329.56
Security Services Expense                                             12,427.15
Utilities Expense                                                      3,560.56
                                                                   ------------

Total Operational Costs                                              101,865.26
                                                                   ------------

GENERAL & ADMINISTRATIVE COSTS
Bank Charges/Processing Fees-A                                        10,010.70
Allocated Corporate Overhead                                          46,386.00
Other Expenses                                                         2,676.29
                                                                   ------------

Total General and Administrative Expenses                             59,072.99
                                                                   ------------

Gain (Loss) on Disposal of Assets                                            --
Interest Expense                                                             --
Other Income (Expense)                                                14,359.15
                                                                   ------------

Net Interest and Other Income (Expense)                               14,359.15
                                                                   ------------

Depreciation Expense                                                         --
                                                                   ------------

Total Depreciation and Amortization                                          --
                                                                   ------------

REORGANIZATION EXPENSES
Bankruptcy Fees                                                              --
Professional Fees Allocated                                           51,847.00
                                                                   ------------

Total Reorganization Expenses                                         51,847.00
                                                                   ------------

Net Income                                                         $(197,157.29)
                                                                   ============

                       SUNRISE EDUCATIONAL SERVICES, INC.
                                  BALANCE SHEET
                                 AUGUST 31, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                          $          --
Accounts Receivable, net                                                      --
Prepaid Rent                                                                  --
Other Current Assets                                                    1,785.00
                                                                   -------------

Total Current Assets                                                    1,785.00

Due From Tesseract                                                  3,076,509.41
Property and Equipment, net                                             3,512.66
Deposits and Other Assets                                              39,213.68
                                                                   -------------

Total Assets                                                       $3,121,020.75
                                                                   =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                                                           --
Accounts Payable                                                   $   17,688.14
Checks in Process of Collection                                        19,404.35
Payroll and Related Accruals                                          135,324.00
Deferred Revenue and Tuition Deposits                                         --
                                                                   -------------

Total Current Liabilities                                             172,416.49
                                                                   -------------

Pre-Petition Liabilities
Accounts Payable                                                      483,166.44
Other Current Liabilities                                             140,318.37
Long-Term Debt                                                          5,546.62
                                                                   -------------

Total Pre-Petition Liabilities                                        629,031.43
                                                                   -------------

Reserve for Closed Schools                                            143,661.34
Other Long-Term Obligations                                           274,439.09
                                                                   -------------

Total Long-Term Liabilities                                           418,100.43
                                                                   -------------

Total Liabilities                                                   1,219,548.35
                                                                   -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                     944,507.80
Post Petition Retained Deficit                                        956,964.60
                                                                   -------------

Total Shareholders' Equity                                          1,901,472.40
                                                                   -------------

Total Liabilities and Shareholders' Equity                         $3,121,020.75
                                                                   =============

CASE NUMBER: B-00-10939-ECF-RTB                        STATUS OF ASSETS


                                                         0-30     31-60    60+
ACCOUNTS RECEIVABLE                           TOTAL      DAYS      DAYS   DAYS
-------------------                           -----      ----      ----   ----
TOTAL ACCOUNTS RECEIVABLE                       --        --        --     --
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                       --        --        --     --

                                 SCHEDULED                              CURRENT
FIXED ASSETS                      AMOUNT      ADDITIONS    DELETIONS    AMOUNT
------------                      ------      ---------    ---------    ------

REAL PROPERTY
BUILDING IMPROVEMENTS/PLANT     1,020,140       56,214     1,076,355         0
ACCUMULATED DEPRECIATION         (413,993)    (115,058)     (529,051)       (0)
NET BUILDINGS/PLANT               606,147      (58,844)      547,304        (0)

EQUIPMENT                         755,300       24,266       776,055     3,512
ACCUMULATED DEPRECIATION         (511,115)    (130,029)     (641,144)       (0)
NET EQUIPMENT                     244,186     (105,763)      134,911     3,512

AUTOS & VEHICLES                  953,839                    953,839         0
ACCUMULATED DEPRECIATION         (625,670)     (79,967)     (705,637)       (0)
NET AUTOS & VEHICLES              328,170      (79,967)      248,202         0

CASE NUMBER: B-00-10939-ECF-RTB                STATUS OF LIABILITIES
                                               AND SENSITIVE PAYMENTS

      POSTPETITION
    UNPAID OBLIGATIONS             TOTAL       0-30     31-60    61-90     91+
    ------------------             -----       ----     -----    -----     ---
ACCOUNTS PAYABLE                  17,688      3,858     9,260       --    4,571
TAXES PAYABLE                         --        --
ACCRUED PAYROLL AND BENEFITS     173,189   173,189
PREPAID TUITION                   83,248    83,248
SECURED DEBT                          --
OUTSTANDING A/P CHECKS            19,404    19,404
OTHER (ATTACH LIST)                   --

TOTAL POST-PETITION
     LIABILITIES                 293,530   279,700      9,260       --    4,571


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                                          AMOUNT PD    TOTAL PD
NAME                               REASON FOR PAYMENT    THIS MONTH    TO DATE
----                               ------------------    ----------    -------
NONE

TOTAL PAYMENTS TO INSIDERS                                       --         --

                                  PROFESSIONALS

           DATE OF COURT                                                 TOTAL
         ORDER AUTHORIZING     AMOUNT        AMOUNT     TOTAL PAID      INCURRED
NAME          PAYMENT         APPROVED        PAID       TO DATE        & UNPAID
----          -------         --------        ----       -------        --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                CASE STATUS

QUESTIONNAIRE
                                                             YES           NO
                                                             ---           --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 0

INSURANCE

                    CARRIER AND    PERIOD     EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY     POLICY NUMBER   COVERED       DATE       & FREQUENCY
--------------     -------------   -------       ----       -----------

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?


LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                        $3,200,650.05
                                                                  -------------

Cash In:   Telecheck                                              $      327.00
           Credit Card Deposit (Preschools)                           12,201.30
           Regular Deposits (Preschools)                             287,342.15
           Other  Deposit (Preschool)                                        --
                                                                  -------------
Daily Cash In:                                                    $  299,870.45
                                                                  =============

Cash Out:  Preschool A/P                                          $  326,632.67
           Preschool Payroll                                         336,232.75
           Corporate A/P (allocated)                                 115,131.82
           Preschool NSF                                               3,142.68
                                                                  -------------
Daily Cash Out:                                                   $  781,139.92
                                                                  =============

Net Cash In/Out:                                                  $ (481,269.47)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $2,719,380.58
                                                                  =============

                            SUNRISE PRESCHOOLS, INC.
                          VENDOR CHECK REGISTER REPORT
                              PAYABLES MANAGEMENT

CHECK NUMBER          VENDOR ID      VENDOR CHECK NAME                  CHECK DATE   CHECKBOOK ID   AUDIT TRAIL CODE       AMOUNT
------------          ---------      -----------------                  ----------   ------------   ----------------       ------
100013694             4DPROP000      4D PROPERTIES                        8/1/2001     OPERATING      PMCHK00000183      $11,483.79
100013695             ANCVIL000      ANCALA VILLAGE SHOPPING CENTER       8/1/2001     OPERATING      PMCHK00000183      $19,239.93
100013696             BLD7ZEL000     BLDG7UNION HILLS LLC                 8/1/2001     OPERATING      PMCHK00000183       $7,626.51
100013697             DERENT000      DER ENTERPRISES LLP                  8/1/2001     OPERATING      PMCHK00000183      $20,127.95
100013698             DIVINS000      DIVALL INSURED INCOME PROP INC       8/1/2001     OPERATING      PMCHK00000183       $1,492.66
100013699             MARTRE000      MARICOPA COUNTY TREASURER            8/1/2001     OPERATING      PMCHK00000183      $17,504.82
100013700             MCCVEN003      MCCLINTOCK VENTURE LC                8/1/2001     OPERATING      PMCHK00000183      $13,025.25
100013701             MESDEV000      MESA DEVELOPMENT INC                 8/1/2001     OPERATING      PMCHK00000183      $26,828.37
100013702             PEOINV000      PEORIA INVESTMENTS INC               8/1/2001     OPERATING      PMCHK00000183      $27,217.79
100013703             SANVIL003      SANTIAGO VILLA  (#129)               8/1/2001     OPERATING      PMCHK00000183      $13,865.00
100013704             SANVIL005      SANTIAGO VILLA  (#124)               8/1/2001     OPERATING      PMCHK00000183       $3,869.60
100013705             SDMFAM000      SDM FAMILY CORP                      8/1/2001     OPERATING      PMCHK00000183      $13,794.27
100013706             WELFAR002      WELLS FARGO BANK                     8/1/2001     OPERATING      PMCHK00000183      $27,443.74
100013708             SUNPRE000      SUNRISE PRESCHOOL VI INVESTME        8/1/2001     OPERATING      PMCHK00000184      $12,545.78
100013709             WILPRE000      WILLIS PRESCHOOL VI                  8/1/2001     OPERATING      PMCHK00000184      $18,533.62
100013710             NOPMIK000      MIKE NOPPENBERG                      8/3/2001     OPERATING      PMCHK00000185       $1,564.51
100013711             SLAJAC000      JACK SLATE                           8/3/2001     OPERATING      PMCHK00000185       $1,534.60
100013712             AMKINC000      AMKORE INC.                          8/6/2001     OPERATING      PMCHK00000186         $169.04
100013713             APS200000      APS-2907                             8/6/2001     OPERATING      PMCHK00000186       $4,807.09
100013714             ARIAIR000      ARIZONA AIR-SCENT                    8/6/2001     OPERATING      PMCHK00000186         $772.91
100013715             AT&TPHO00      AT&T PHOENIX-78225                   8/6/2001     OPERATING      PMCHK00000186         $188.03
100013716             CHAPOL000      CHANDLER POLICE DEPARTMENT           8/6/2001     OPERATING      PMCHK00000186          $50.00
100013717             CITMESUTI      CITY OF MESA - UTILITIES - 187       8/6/2001     OPERATING      PMCHK00000186         $276.61
100013718             CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29       8/6/2001     OPERATING      PMCHK00000186         $726.29
100013719             CLS000000      CLS/CLEANWAY                         8/6/2001     OPERATING      PMCHK00000186         $300.00
100013720             COLLOC000      COLLINS LOCKSMITH                    8/6/2001     OPERATING      PMCHK00000186          $55.00
100013721             COMREF000      COMMERCIAL REFRIGERATION             8/6/2001     OPERATING      PMCHK00000186         $122.00
100013723             CREFUN000      CREATIVE FUNDING                     8/6/2001     OPERATING      PMCHK00000186         $399.60
100013724             DYCNAN000      DYCK, NANCY                          8/6/2001     OPERATING      PMCHK00000186          $44.72
100013725             ELDCHR000      CHRISTINE ELDRIDGE                   8/6/2001     OPERATING      PMCHK00000186         $228.00
100013726             FELTAM000      TAMMY FELIZ                          8/6/2001     OPERATING      PMCHK00000186          $17.71
100013727             GECAP0003      GE CAPITAL                           8/6/2001     OPERATING      PMCHK00000186         $306.91
100013728             GILBER000      BERNITA GILLIAM                      8/6/2001     OPERATING      PMCHK00000186         $168.46
100013729             HODCAR000      CARRIE HODGE                         8/6/2001     OPERATING      PMCHK00000186         $133.10
100013730             IKOOFF003      IKON OFFICE SOLUTIONS (CA)           8/6/2001     OPERATING      PMCHK00000186          $51.73
100013731             KINMGM000      KINNEY MANAGEMENT SERVICES           8/6/2001     OPERATING      PMCHK00000186          $40.00
100013732             KNO000000      KNOTT,MARILYN                        8/6/2001     OPERATING      PMCHK00000186         $209.87
100013733             KTVCHA000      KTVK-TV CHANNEL 3                    8/6/2001     OPERATING      PMCHK00000186         $147.52
100013734             LITPAR         LITCHFIELD PARKS & Recreation        8/6/2001     OPERATING      PMCHK00000186         $642.52
100013735             MARINF000-B    MARKET INFORMATION CENTER            8/6/2001     OPERATING      PMCHK00000186         $499.63
100013736             MARJOE000      JOELY MARTIN                         8/6/2001     OPERATING      PMCHK00000186         $198.40
100013737             NOP000000      NOPPENBERG,KAREN                     8/6/2001     OPERATING      PMCHK00000186          $57.48
100013738             PANPRO000      PANTANO PRODUCE COMPANY              8/6/2001     OPERATING      PMCHK00000186         $777.99
100013739             PETSTA000      STACEY PETO                          8/6/2001     OPERATING      PMCHK00000186          $50.00
100013740             RANKAT000      RANDALL, KATHY                       8/6/2001     OPERATING      PMCHK00000186         $291.86
100013741             ROSSALL000     SALLY ROSILIO                        8/6/2001     OPERATING      PMCHK00000186          $19.22
100013742             STA000001      STAPLES                              8/6/2001     OPERATING      PMCHK00000186       $1,720.01
100013743             TOSEAS000      TOSHIBA EASY LEASE                   8/6/2001     OPERATING      PMCHK00000186       $1,459.21
100013744             TOWOF0002      TOWN OF GILBERT - UTILITIES          8/6/2001     OPERATING      PMCHK00000186         $698.02
100013745             US0WES003      US WEST COMMUNICATIONS-29060         8/6/2001     OPERATING      PMCHK00000186         $750.03
100013746             WELFAR001      WELLS FARGO                          8/6/2001     OPERATING      PMCHK00000186         $176.00
100013747             WESINN000      WESTERN INNOVATIONS INC              8/6/2001     OPERATING      PMCHK00000186       $5,539.27
100013748             XOCOMM000      X O COMMUNICATIONS                   8/6/2001     OPERATING      PMCHK00000186       $2,756.06
100013749             COUCHE000      COURTESY CHEVROLET                   8/6/2001     OPERATING      PMCHK00000187         $875.56
100013750             COUCHE000      COURTESY CHEVROLET                   8/6/2001     OPERATING      PMCHK00000188      $15,301.06
100013751             CIGNA000       CIGNA                                8/6/2001     OPERATING      PMCHK00000189         $329.56
100013752             CONGENLIF000   CONNECTICUT GENERAL LIFE-DENT        8/6/2001     OPERATING      PMCHK00000189       $1,997.13
100013753             MANLIF000      MANULIFE FINANCIAL                   8/6/2001     OPERATING      PMCHK00000189       $4,746.36
100013754             US0FOO000      US FOODSERVICE                      8/13/2001     OPERATING      PMCHK00000190       $5,084.59
100013755             BESACC000      BEST ACCESS SYSTEMS                 8/13/2001     OPERATING      PMCHK00000191         $162.53
100013756             BURJEA000      JEANIE BURDI                        8/13/2001     OPERATING      PMCHK00000191          $34.00
100013757             CLYREN000      RENEE CLYDE                         8/13/2001     OPERATING      PMCHK00000191         $216.74
100013758             DECEDW000      EDWARD DECKER                       8/13/2001     OPERATING      PMCHK00000191          $50.00
100013759             FELTAM000      TAMMY FELIZ                         8/13/2001     OPERATING      PMCHK00000191          $76.07
100013760             FRYFOO000      FRY'S FOOD STORES                   8/13/2001     OPERATING      PMCHK00000191         $328.63
100013761             HOMDEP000      HOME DEPOT                          8/13/2001     OPERATING      PMCHK00000191       $2,818.40
100013762             JETCON000      JET CONNECTION                      8/13/2001     OPERATING      PMCHK00000191         $160.00
100013765             NEWTIM000      NEW TIMES                           8/13/2001     OPERATING      PMCHK00000191          $67.32
100013766             REDSER000      REDDI SERVICES                      8/13/2001     OPERATING      PMCHK00000191          $69.50
100013767             SRP2950        SRP2950                             8/13/2001     OPERATING      PMCHK00000191       $5,136.53
100013768             THIMIC000      MICHAEL THOREN                      8/13/2001     OPERATING      PMCHK00000191         $349.00
100013769             US0WES003      US WEST COMMUNICATIONS-29060        8/13/2001     OPERATING      PMCHK00000191       $1,162.66
100013770             CITMESUTI      CITY OF MESA - UTILITIES - 187      8/13/2001     OPERATING      PMCHK00000191         $479.29
100013771             AT&TWIR06      AT&T WIRELESS SERVICES-PHOENIX      8/17/2001     OPERATING      PMCHK00000192       $2,435.79
100013772             CITPEOUTI      CITY OF PEORIA - UTILITIES          8/17/2001     OPERATING      PMCHK00000192         $317.38
100013773             HORDIS000      HORIZON DISTRIBUTION                8/17/2001     OPERATING      PMCHK00000192          $67.91
100013774             JAKBRE000      JAKE BREAK CAFE                     8/17/2001     OPERATING      PMCHK00000192       $1,676.63
100013775             PACALA000      PACIFIC ALARMS COMPANY              8/17/2001     OPERATING      PMCHK00000192         $540.00
100013776             PITBOW000      PITNEY BOWES CREDIT CORP856460      8/17/2001     OPERATING      PMCHK00000192         $450.18
100013777             CITGLEUTI      CITY OF GLENDALE - UTILITIES        8/21/2001     OPERATING      PMCHK00000193         $427.29
100013778             CITTEM000      CITY OF TEMPE                       8/21/2001     OPERATING      PMCHK00000193         $534.61
100013779             SANBAR001      SANTA BARBARA BANK & TRUST          8/22/2001     OPERATING      PMCHK00000194      $11,826.56
100013780             SCHWAL000      SCHIAN WALKER, P.L.C.               8/24/2001     OPERATING      PMCHK00000195       $1,123.10
100013781             4DPROP000      4D PROPERTIES                       8/24/2001     OPERATING      PMCHK00000195         $285.87
100013782             CITPHO788      CITY OF PHOENIX-78815               8/28/2001     OPERATING      PMCHK00000196          $74.00
100013783             TERINT000      TERMINEX INTERNATIONAL              8/28/2001     OPERATING      PMCHK00000196         $409.00
100013784             HUDKRI000      KRISTIN HUDSON                      8/28/2001     OPERATING      PMCHK00000196          $30.00
100013785             BANONE003      BANK ONE ARIZONA NA                 8/28/2001     OPERATING      PMCHK00000196       $3,310.72
100013786             ARIAIR000      ARIZONA AIR-SCENT                   8/28/2001     OPERATING      PMCHK00000196         $272.23
100013787             LIVDIS000      LIVELY DISTRIBUTING DAIRY           8/28/2001     OPERATING      PMCHK00000196         $857.99
REMIT000000000000004  CITMESUTI      CITY OF MESA - UTILITIES - 187       8/3/2001                    PMCHK00000185           $0.00
                                                                                                                        -----------
Total Checks: 91                                                                                Total Amount of Checks: $326,632.67
                                                                                                                        ===========